UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant To

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2010 (June 2, 2010)

U-STORE-IT TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32324	20-1024732
(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000 Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(610) 293-5700

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Annual Meeting of Shareholders held on June 2, 2010, the shareholders of U-Store-It Trust (the “Company”) approved the amendment and restatement of the U-Store-It Trust 2007 Equity Incentive Plan (the “Plan”) to, among other things, increase the number of common shares available for award under the Plan by 4,600,000 shares. Company employees, executive officers (including the Company’s principal executive officer, principal financial officer and certain named executive officers), consultants, and Trustees are eligible to participate in the Plan. The Plan permits the grant of stock options (incentive stock options and nonqualified stock options); share appreciation rights; restricted shares and restricted share units; performance awards; other share-based awards; and non-employee trustee awards.

The Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07               Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on June 2, 2010, the shareholders elected William M. Diefenderfer III, Piero Bussani, Harold S. Haller, Daniel B. Hurwitz, Dean Jernigan, Marianne M. Keler, David J. LaRue and John F. Remondi as trustees to serve one-year terms expiring at the 2011 Annual Meeting of Shareholders. Shareholders also approved the ratification of KPMG, LLP as the Company’s independent auditor for the year ending December 31, 2010 and the amendment and restatement of the Company’s 2007 Equity Incentive Plan.

Following are the results of the votes cast:

Proposal 1.  Election of Trustees

	For	Withheld	Broker Non-Votes
William M. Diefenderfer III	56,068,092	11,124,039	8,650,305
Piero Bussani	66,238,278	948,653	8,650,305
Harold S. Haller	55,801,700	11,385,231	8,650,305
Daniel B. Hurwitz	54,756,934	12,429,997	8,650,305
Dean Jernigan	62,698,086	4,488,845	8,650,305
Marianne M. Keler	66,500,803	686,128	8,650,305
David J. LaRue	64,338,758	2,848,173	8,650,305
John F. Remondi	66,497,328	689,603	8,650,305

Proposal 2.  Ratification of Independent Auditors

For	74,927,451
Against	857,435
Abstain	52,350
Broker Non-Votes	0

Proposal 3:  Amendment and Restatement of U-Store-It Trust 2007 Equity Incentive Plan

For	54,847,612
Against	12,228,420
Abstain	110,898
Broker Non-Votes	8,650,306

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits. The following exhibit is being furnished herewith.

Exhibit No.	Description
10.1	Amended and Restated U-Store-It Trust 2007 Equity Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-STORE-IT TRUST

Date: June 4, 2010	By:	/s/ Jeffrey P. Foster
Name: Jeffrey P. Foster
Title: Senior Vice President – Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated U-Store-It Trust 2007 Equity Incentive Plan